UNITED STATES

                   	SECURITIES AND EXCHANGE COMMISSION

                       	Washington,  D.C.  20549


                               	FORM 8-K

                            	CURRENT REPORT

Pursuant to Section 13 or 15(d)	of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 1, 1999


                        	THE CASTLE GROUP, INC.

       	(Exact name of registrant as specified in its charter)


           Utah                    0-23338                 99-037845

(State or other jurisdiction  (Commission File   (IRS Employer Identification
    of incorporation)              Number)                  Number)


        	745 Fort Street, 10th Floor, Honolulu, Hawaii 96813 (Address of principal executive office)

Registrant's telephone number, including area code    808-524-0900


                            	Not Applicable
     	(Former name or former address, if changed since last report)





Page 1 of 4 sequentially numbered pages
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Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

    Effective August 1, 1999, Kimo M. Keawe tendered his resignation as a director of The Castle Group, Inc.'s board of directors.

    Mr. McGee did not have any disagreements with the Company relating to any of the Company's operations, policies or practices.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         ( c)	Exhibits furnished in accordance with the provisions of Item
             	601 of Regulation S-B.


                             	EXHIBIT INDEX

  Item No.                     Description                   	  Page
 _________			    ____________________________________        	________

   16.4          			Letter from Kimo M. Keawe              	      4























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                                 	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE CASTLE GROUP, INC.
                               				(Registrant)


Date   August 4, 1999          			   /s/ Michael S. Nitta
                                   ---------------------------------
                            				   Chief Financial Officer and
                            				   Vice President Finance































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




Hotel Molokai
PO Box 1020
Kaunakakai, Hawaii  96748

                                                                August 1, 1999

Mr. Rick Wall
The Castle Group, Inc.
745 Fort Street
10th Floor
Honolulu, Hawaii  96813

Dear Rick:

As you know, I have been involved with the operation of Hotel Molokai on a daily basis for the last 5 months. Based on this commitment to the property, I find it necessary to resign my position on the Board of Directors of The Castle Group Inc. and all of it's subsidiary companies effective immediately.

I with you well in your efforts to continue to lead the Castle Group in it's overall plan of growth and expansion.


Sincerely,


/s/  Kimo M. Keawe
--------------------------
 Kimo M. Keawe







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